Exhibit 99.1 th Amedisys Presentation at the 40 Annual J.P. Morgan Healthcare Conference 1 1

Forward-looking statements This presentation may include forward-looking statements as defined by the Private www.amedisys.com Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a NASDAQ: AMED variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as We encourage everyone to visit the a prediction of future events. Investors Section of our website at Additional information regarding factors that could cause actual results to differ materially www.amedisys.com, where we have posted additional important from those discussed in any forward-looking statements are described in reports and information such as press releases, registration statements we file with the SEC, including our Annual Report on Form 10-K profiles concerning our business and and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, clinical operations and control copies of which are available on the Amedisys internet website http://www.amedisys.com processes, and SEC filings. or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. 2 2

Succession Planning

In April 2022, Paul will retire as CEO and serve as Chairman of the Board. At that time, Chris Gerard will be promoted to CEO



Paul Kusserow, Chairman and Chief Executive Officer

Paul will transition from Chairman and CEO to Chairman on April 15th, 2021. Under Paul's leadership Amedisys:

- Improved Home Health Quality of Patient Care Star score from 3.5 stars to 4.33 stars – leading the industry
- Migrated the entire Amedisys business to the Homecare Homebase (HCHB) platform
- Focused on employees and being the employer of choice resulting in a voluntary turnover rate of approximately 18% and landing Amedisys on Modern Healthcare's Best Place to Work list in 2021
- Expanded Amedisys' lines of business from Home Health and Hospice to Home Health, Hospice, Personal Care, Palliative Care, Hospital at Home and Skilled Nursing Facility (SNF) at Home
- Invested in the Hospice business growing census from approximately 4,600 to over 13,000 and increasing the number of care centers from 80 to 177
- Grew the market cap of Amedisys from $900 million to over $5.3 billion, while growing revenue by over 74%, generating substantial shareholder value



Chris Gerard, President and Chief Operating Officer

Chris, current President & COO, will transition to President and CEO and join the Board of Directors

- Since he joined Amedisys in 2017 he has overseen the company's home health, hospice and personal care divisions
    - 90% of the company's employees report through Chris and nearly 100% of it's revenue is generated through Chris' segments
- Chris has a track record of more than 30 years experience in home health and hospice
- He was co-founder, President and Chief Executive Officer of IntegraCare Home Health, where he built a single home health start-up location into 54 branches, generating $71 million in annual revenues which he sold to Kindred Healthcare in 2012
- Chris was promoted Chief Operating Officer at Kindred at Home, where he was responsible for integrating a $140 million home health company and standardizing processes across a division involving 187 locations, a staff of 3,300 and revenue of $360 million and later served as President for the South Central Region of Kindred at Home with responsibility for day-to-day operations, including the integration of the Gentiva Home Health acquisition

3

Amedisys 2022 Strategy On A Page (SOAP)

Major Projects will focus on Workforce Optimization and Medicare Advantage along with core business and Contessa growth

Near-Term Headwinds Impacting the Industry and Amedisys but Long-Term Tailwinds Remain:

- The continuing pandemic has impacted our near-term growth opportunities and the way in which we do business putting a premium on clinician capacity and highlighting the need for sophisticated labor strategies
- Medicare Advantage penetration rates continue to increase – innovative models with MA plans unlock new, profitable, growth avenues
- Longer-term, demographic, psychographic, regulatory/reimbursement, and economic forces all favorable – the differentiated Amedisys service offering (Home Health, Hospice, Personal Care, Palliative Care, Hospital at Home and SNF at Home) position us accelerated growth



Continued Focus on Execution Within our Core Businesses

- Executing on our strategy provides the best opportunity for growth (Clinical Distinction, Employer of Choice, Operational Efficiency, Growth)
- At the same time, revenue growth and service offering expansion at Contessa further differentiates AMED

Our Strategic Pillars Drive Performance:

- Our major initiatives for 2022 are focused on **Quality**: Value-Based Purchasing (VBP) and the Hospice Care Index, **Workforce Optimization**: Labor Strategies and other initiatives focused on increasing clinical capacity and **Growth**: Organic, Inorganic and at Contessa



Growth: Contessa
The path to 2022 revenue of $60M and Palliative Care
Growth: Inorganic
Regional M&A focus with emphasis on home health assets
Growth: Organic
Driving consistent growth across all lines of business
Operational Efficiency
Capacity Optimization, convener engagement and MA contract review
Employer of Choice
Deep dive on labor strategies focused on Attraction, Development and Utilization Capacity
Clinical Quality
Maintaining our clinical distinction with new initiatives focusing on Value Based Payments, Muse and Hospice Care Index

Core Business Near-Term Focus Areas

	Summary Focuses
Home Health	• Continued focus on industry leading quality metrics - Prepare for Value Based Purchasing measurements in 2023 • Consistent growth across regions • Maximizing opportunity (and minimizing cost and capacity impact) within Medicare Advantage • Focus on regional M&A and de novos strategy • Maximize clinical capacity and continue focus on recruiting and retention
Hospice	• Digest and integrate acquisitions post business disruption in 2021 • Prepare and maximize Hospice Care Index (quality) scores • Continue BD staff build out (and retention) • Maximize clinical capacity
Personal Care (PCL)	• Drive more through Personal Care Network & Care Coordination • Innovations (dialysis)
Contessa (High Acuity Care)	• Expand JV footprint • Evaluate new lines of business (Palliative Care and Primary Care) • Harvest Home Health and Hospice referral opportunity from current JV partners

Medium Term / Long Term Focus Areas

Anticipating where the markets are going and in conjunction with our new Contessa asset, we will focus on continuing to build the expertise and capabilities needed to move into risk-taking, home-based care models:

1. **Integrating** the Amedisys and Contessa offering
2. Working with Medicare Advantage partners to **test "risk" models**
3. Evaluate and expand relationships (partnerships and potential acquisitions) of **additional services and capabilities needed for full risk models**

Conclusion

In turbulent times, our winning strategy entails focus and execution:

- **Near term** – Be the best at core strategies, grow above market, innovate and maximize Medicare Advantage business, grow Contessa core revenue
- **Medium/Long term** – Continue to develop and build out capabilities needed for full, in-home risk-taking models

4

Macro Trends Impacting Healthcare Services A number of tailwinds and headwinds will impact Amedisys in 2022 and beyond Payors & Model Innovation New Public Competition The shift from acute care to prevention and well- For investors looking to increase exposure to aging trends, the number of companies providing care in the being and continued push from both CMS (VBP) home has expanded significantly. AMED has, and will and Medicare Advantage to value-based arrangements create both headwinds and continue to, meaningfully differentiate ourselves from tailwinds for Amedisys. Meanwhile, MA our competition via core business performance and penetration continues to increase innovations (Neutral) (Headwind / Tailwind) Labor & Wage Pressures Demographics and Fragmentation The fight for talent is becoming increasingly difficult as A longer-term tailwind that will continue to the pandemic continues to fuel demand and increased benefit the company, the aging-population cost for key clinical positions. Workforce optimization and need / demand for our services will initiatives will remain a top priority in 2022 continue to increase in coming years. Both (Headwind) Home Health and Hospice remain highly fragmented with consolidation in Home Health yet to occur (Tailwind) Reimbursement Outlook COVID-19 Positive rate updates for both Home Health and COVID-19 and its variants have impacted patients, Hospice for 2022. Our payment forecasting referral sources, employees and forced healthcare analysis suggest we should have multiple years of services companies to re-evaluate how they do continued positive rate development business. Excess deaths have pressured growth in both (Tailwind)* Home Health and Hospice, a headwind that will continue into 2022. Given the uncertainty of future variants, COVID-19 will likely be both a lasting headwind as we move through 2022 (Headwind) *Disclaimer: Reimbursement changes subject to CMS & Administration’s agenda. Though in the 5 short-term, rate cuts are unlikely, we are unable to predict with 100% certainty 5

Demographics: Continue to be a Tailwind The aging demographic is one of the biggest drivers to health care spending over the next several decades. The population over 75 years old is projected to grow 4% per year over the next decade while the population over 85 would grow +3% per year, then accelerate to +5%. The 85+ population is projected to more than double from 6.5m in 2018 to 14.4m in 2040 (a 122% increase). U.S. Population Aged 75+ Years 50 40 30 20 2010 – 2017 10 CAGR: +1.9% 0 2010 2013 2016 2019 2022 2025 2028 2031 2034 2037 2040 U.S. Population Aged 85+ Years 16 14 12 10 8 6 4 2 0 2010 2013 2016 2019 2022 2025 2028 2031 2034 2037 2040 6 6 Population (M) Population (M)

Medicare Advantage: Growth & Penetration Continue to Outpace FFS In 2021, more than four in ten (42%) Medicare beneficiaries – 26.4 million people out of 62.7 million Medicare beneficiaries overall – are enrolled in Medicare Advantage plans. Between 2020 and 2021, total Medicare Advantage enrollment grew by about 2.4 million beneficiaries, or 10% – nearly the same growth rate as the prior year. The Congressional Budget Office (CBO) projects that the share of all Medicare beneficiaries enrolled in Medicare Advantage plans will rise to about 50 percent by 2030 Medicare Advantage Penetration Rates & Projections 60% Projections 50% 49% 49% 49% 50% 47% 46% 45% 45% 42% 42% 39% 40% 36% 35% 33% 31% 31% 30% 28% 30% 26% 25% 24% 23% 22% 19% 20% 17% 16% 15% 14% 13% 13% 13% 10% 0% Medicare Advantage represents ~35% of AMED’s Home Health census 7 7

Labor Pressures The continuing pandemic (nurse burnout and leaving practice) and demand for clinicians has pressured the labor markets. Clinicians are becoming harder to find and costing more to employ. Innovation in recruiting and a continued focus on retention are key initiatives to ensure we have the clinical capacity needed to care for current and future patients Rising clinician burnout – accelerated by the pandemic. A recent National Academy of Medicine report suggests that between 35% and 54% of U.S. nurses and physicians have 1 symptoms of burnout, which it characterizes as high emotional exhaustion, high depersonalization (i.e., cynicism), and a low sense of personal accomplishment from work. The U.S. needs more than 200,000 new registered nurses (RNs) each year to 2 meet increasing health care needs and to replace nurses entering retirement. In 2019, more than half of all nurses were age 50 or older, and almost 30% were age 60 or over. ✚ The Association of American Medical Colleges projects a national shortage of up to 3 122,000 physicians by 2032, including shortages of primary care physicians and specialists such as pathologists, neurologists, radiologists and psychiatrists. The continued and accelerated aging of the U.S. population, along with the 4 prevalence in chronic conditions and easier access to care have all increased demand for clinicals The recently announced vaccine mandate could further impact the pool of 5 available clinicians. Though mandated for all above 100 employee healthcare companies, mandate will likely cause some churn in clinical staff 8 8

The Differentiated Amedisys Platform

Hospital @ Home, SNF @ Home, Home Health, Palliative Care enable a unique patient acquisition strategy for risk-based longitudinal care programs and Hospice

Hospital @ Home and SNF @ Home

- Increasing patient preferences for treatment in the home
- Lower cost setting for patient encounters
- Enables and accelerates growth in risk-based Palliative and Primary Care through attribution mechanism
- Seamless transition for high-acuity services to targeted care programs

Home-Based Palliative Care & Primary Care at Home

- Top 10% of Medicare population drives 59% of total spend
- Enables longitudinal oversight and "pre-acute" service capability
- Increases "top of funnel" for H@H/SNF@H episodic models
- Supportive structural dynamics for addressable populations as provider risk models expand – Direct Contracting Model



CONTESSA
HOME RECOVERY CARE
H@H
SNF@H
Contessa RCC
High touch, highly coordinated patient interactions throughout 30-day or 60-day program episodes
Many H@H and SNF@H patients require longitudinal care
amedisys
Amedisys Home Health
PC@H
Pal@Home
Direct Engagement
Alt. sites of care: Dr. Offices, Hospitals, etc.
Opportunity for Longitudinal Programs to Direct Patients to H@H and SNF@H

Home Health, Hospice

- Home health clinical asset to be used both post-acute but also pre-acute to prevent hospitalizations
- High frequency interactions, focused on chronic condition management, relationship-based, local and longitudinal touchpoints, meeting our patients where they are and where they want to be (at home)
- Fully owned home-based care model allows for seamless identification and transition to end-of-life care when needed

9

Conclusion

2022 is a setup year for 2023…

2022 Puts and Takes

- Positive rate updates in Home Health (+3.2%) and Hospice (+2.0%)
- Return to normalized growth in both Home Health and Hospice
  - Hospice BD staff rebuild will help to drive admissions growth in 2022
- Six-month suspension of sequestration
  - Three months at +2%, three months at +1%
- Visits per episode and clinical staffing mix (RN/LPN and PT/PTA) opportunities
- Additional investments into the business for de novo's and projects
- Incremental EBITDA impact from Contessa
- Hospice death rate (impact unknown)
- Continued Medicare Advantage penetration increase
- Continued impact from COVID-19
  - Quarantine and testing costs
- Vaccine mandate
- Increased labor cost likely 4%-5%
  - 2%-3% historically

Longer-Term Tailwinds

- **Significant growth in our core patient demographics** as Baby Boomers age into Home Health and Hospice
  - Over 90% of Boomers say they want to **Age in Place at home**
  - Home Health remains the most cost-effective site of care
- Industry leading quality scores position us for future benefit from **Value Based Purchasing**
- Amedisys's **differentiated platform** sets us up for accelerated future growth and new payment / model innovations
  - **Home Health**
  - **Hospice**
  - **Hospital at Home**
  - **SNF at Home**
  - **Palliative Care**
  - **Personal Care**
- Significant revenue growth from Contessa as Hospital at Home, SNF at Home, Palliative Care and Primary Care partnerships expand
- Continued **movement towards risk-taking models** in partnership with payors
- **Industry consolidation** in both Home Health and Hospice
  - Amedisys is well positioned to capitalize with low leverage

10